SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:
☐  Preliminary proxy statement
☐  Confidential, For use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒ Definitive proxy statement
☐  Definitive additional materials
☐  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Comtech Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
☒ No fee required.
☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

COMTECH GROUP, INC.

Suite 1001, Tower C, Skyworth Building
High-Tech Industrial Park
Nanshan, Shenzhen 518057, People’s Republic of China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held December 20, 2006

To the Stockholders of
Comtech Group, Inc.

Notice is hereby given that the Annual Meeting of Stockholders of Comtech Group, Inc. (the “Company”) will be held on December 20, 2006 at 10:00 a.m. Beijing time at the offices of the Company, Suite 1001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, People’s Republic of China. The phone numbers for participation at the Annual Meeting are: for those in the United States - (877) 850-8044; for those in South China - 10800-852-0759; for those in North China - 10800-152-0759; and for those in Hong Kong - 852-22584200;.for those outside of the United States, China or Hong Kong - 852 2258 4200. The pass code for all participants is 458150. The meeting is called for the following purposes:

1.	To elect a board of five directors;

2.
To approve the Company’s 2006 Equity Incentive Plan, which provides for the grant of up to 4,800,000 shares of the Company’s Common Stock pursuant to Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Stock Appreciation Rights, and Performance Stock Awards;

3.	To ratify the appointment of KPMG as the independent auditors of the Company for the fiscal year ending December 31, 2006; and

4.	To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The close of business on October 26, 2006 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. The stock transfer books of the Company will not be closed.

All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are respectfully requested by the board of directors to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

By Order of the Board of Directors,

Hope Ni
Chief Financial Officer and Secretary

Dated: November 30, 2006

COMTECH GROUP, INC.

Suite 1001, Tower C, Skyworth Building
High-Tech Industrial Park
Nanshan, Shenzhen 518057, People’s Republic of China

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Comtech Group, Inc. (the “Company,” “Comtech,” “we,” “us,” or “our”) for the Annual Meeting of Stockholders to be held at the offices of the Company, Suite 1001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, People’s Republic of China, at 10:00 a.m. Beijing time, on Tuesday, December 20, 2006, and for any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The phone numbers for participation at the Annual Meeting are: for those in the United States - (877) 850-8044; for those in South China - 10800-852-0759; for those in North China - 10800-152-0759; and for those in Hong Kong - 852-22584200;.for those outside of the United States, China or Hong Kong - 852 2258 4200. The pass code for all participants is 458150. Any stockholder giving such a proxy has the power to revoke it at any time before it is voted. Written notice of such revocation should be forwarded directly to the Secretary of the Company, at the above address.

If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the directions thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted for the election of the nominees set forth under the caption “Election of Directors”, for the adoption of the 2006 Equity Incentive Plan and for ratification of the appointment of KPMG as the Company’s independent auditors.

The approximate date on which this Proxy Statement and the accompanying form of proxy will first be mailed or given to the Company’s Stockholders is November 30, 2006.

Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting. If you do attend, you may vote by ballot at the meeting, thereby canceling any proxy previously given.

VOTING SECURITIES

Only holders of shares of common stock, $0.01 par value per share (the “Common Stock”), of record at the close of business on October 26, 2006 are entitled to vote at the meeting. On the record date, there were outstanding and entitled to vote 32,427,816 shares of Common Stock. For purposes of voting at the meeting, each share is entitled to one vote upon all matters to be acted upon at the meeting. A majority in interest of the outstanding shares represented at the meeting in person or by proxy shall constitute a quorum. The affirmative vote of a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of our directors. The affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the adoption of the 2006 Equity Incentive Plan and to ratify the appointment of KPMG, independent certified public accountants, as our independent auditors. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for any individual may result in another individual’s receiving a larger proportion of votes. Except for determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for any purpose in determining whether a matter has been approved.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth, as of October 26, 2006, certain information as to the stock ownership of (i) each person known by the Company to own beneficially more than five percent of the Company’s Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s executive officers, and (iv) the Company’s executive officers and directors as a group. Except as set forth in Note 11 to the table, the business address of each shareholder is c/o the Company, Suite 1001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, People’s Republic of China.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percentage Ownership
Directors and executive officers
Jeffrey Kang	15,041,624	(2)(3)	45.97%
Hope Ni	177,500	(4)	*
Amy Kong	0		*
Q.Y. Ma	10,000	(4)	*
Mark S. Hauser	121,017	(5)	*
Mark B. Segall	86,250	(6)	*
Fuya (Frank) Zheng	17,500	(4)	*
All executive officers and directors as a group (7 persons)	15,453,891		46.79%

Principal stockholders
Nan Ji	11,580,430	(3)(7)	35.71%
Comtech Global Investment, Ltd.	11,580,430	(3)	35.71%
Ren Investment International, Ltd.	3,169,528	(8)	9.77%

* Represents beneficial ownership of less than one percent of the Company’s outstanding shares

(1) Beneficial ownership is determined in accordance with the rules and regulations of the U.S. Securities and Exchange Commission (SEC). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of October 26, 2006 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to the following table or pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder’s name. The percentage of beneficial ownership is based on 32,427,816 shares of Common Stock outstanding as of October 26, 2006.

(2) Includes (a) 291,666 shares issuable upon exercise of currently exercisable stock options, (b) 11,580,430 shares beneficially owned by Comtech Global Investment Ltd., over which Mr. Kang and his wife, Ms. Nan Ji, share voting and investment power and (c) 3,169,528 shares beneficially owned by Ren Investment International Ltd., over which Mr. Kang, as sole director, has sole voting and investment power. Mr. Kang does not have an economic interest in any shares of Ren Investment International Ltd.

(3) Mr. Kang owns a 29% interest and Ms. Nan Ji a 71% interest in Comtech Global Investment Ltd. The directors of Comtech Global Investment Ltd. are Mr. Kang, his brother Kang Yi and Yang Shi, a major stockholder and co-founder of our company.

(4) Represents shares issuable upon exercise of currently exercisable stock options.

(5) Includes 16,250 shares issuable upon exercise of currently exercisable stock options.

(6) Includes (a) 31,250 shares issuable upon exercise of currently exercisable stock options and (b) warrants to purchase an aggregate of 55,000 shares issued to Kidron Corporate Advisors LLC, an affiliate of Mr. Segall.

(7) Represents 11,580,430 shares beneficially owned by Comtech Global Investment Ltd., over which Mr. Kang and his wife, Ms. Nan Ji, share voting and investment power.

(8) Shares of Ren Investment International Ltd. are beneficially owned by Mr. Kang, who as sole director, has sole voting and investment power over the shares. Mr. Kang does not have an economic interest in any shares of Ren Investment International Ltd.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information about our directors and executive officers as of October 26, 2006.

Name*	Age	Position
Jeffrey Kang	36	Chief Executive Officer, President and Chairman of the Board
Hope Ni	34	Chief Financial Officer; Secretary and Director
Amy Kong**	52	Director
Q.Y. Ma**	49	Director
Frank Zheng**	40	Director
Mark S. Hauser	48	Director
Mark B. Segall	44	Director

* Information concerning nominees for the board of directors is included under Proposal No. 1 - Election of Directors.

** Member of the audit, nominating and corporate governance, and compensation committees.

Set forth below are the respective principal occupations or brief employment histories of the current members of our Board of Directors and the periods during which each has served as a director of the Company.

       Jeffrey Kang, Chairman of the Board, President and Chief Executive Officer. Mr. Kang was a co-founder of Comtech and has served as our chief executive officer, president and chairman of the board since September 1999. Mr. Kang founded Shenzhen Matsunichi Electronics Co., Ltd. and Matsunichi Electronic (Hong Kong) Limited, a predecessor of the Company, in 1995, when Matsunichi commenced operations as a distributor for Matsushita. In 1999, Mr. Kang transferred all operations and assets of Matsunichi into the Company’s immediate predecessor. Prior to forming Matsunichi, Mr. Kang worked for Matsushita Electronics from June 1992 to July 1995 where he was responsible for selling components to the telecom industry within China. From 1998 to 1999, Mr. Kang was vice president of Shenzhen SME (Small and Medium Enterprises) Association, a non-profit association in Shenzhen. Mr. Kang earned a B.S. degree in Electrical Engineering from South China Technology University in Guangzhou, China.

       Hope Ni, Chief Financial Officer and Secretary. Prior to joining us in August 2004 as our chief financial officer, Ms. Ni spent six years as a practicing attorney at Skadden, Arps, Slate, Meagher & Flom LLP in New York and Hong Kong, specializing in corporate finance. Prior to that, Ms. Ni worked in the investment banking division of Merrill Lynch in New York. Ms. Ni also serves on the board of Qianjia Consulting Company, which she founded in 2002. Ms. Ni received her J.D. degree from the University of Pennsylvania Law School and her B.S. degree in Applied Economics and Business Management from Cornell University.

       Amy Kong, Director. Ms. Kong has been a director since July 2004. Ms. Kong founded Primustech Ventures (HK) Limited, a private equity investment firm focused on greater China, and has been its chief executive officer since 2000. Ms. Kong invested in a number of private equity projects in the areas of document management, professional training and education, medical waste management, medical devices, consumer electronics and information technology consulting. From 1999 to 2000, Ms. Kong served as interim chief executive officer of Cyber City International, a Shenzhen, China-based company. In 1996, Ms. Kong founded GTF Asset Management for the Gajah Tunggal Group, an $800 million global asset management company. Ms. Kong received a B.A. degree from Princeton University and an M.B.A. degree from New York University.

       Q.Y. Ma, Director. Dr. Ma has been a director since December 2004. Dr. Ma has been the managing director of Time Innovation Ventures, a venture capital firm, since 2000, and has served as a professor of electrical engineering at the University of Hong Kong from 1998 to 2005. Dr. Ma was an associate professor at Columbia University from 1994 to 2000. He has also served as a technology consultant to IBM, General Electric, TRW Inc. and DuPont. Dr. Ma is a co-founder and advisor of Semiconductor Manufacturing International Corp., and has served as an adviser to the Ministry of Information Industry, Beijing Government, and a senior advisor to Zhangjiang Hi-Tech Park in Shanghai. Dr. Ma received his Ph.D. from Columbia University, and attended the Executive Program of the Stanford University School of Business.

       Fuya (Frank) Zheng, Director. Mr. Zheng has been a director since January 2005. He has been the vice president of travel service for eLong, Inc., a leading online travel service company in China, since May 2000. Mr. Zheng is responsible for the overall operation of eLong’s travel services. Before he joined eLong, Mr. Zheng was a senior director of travel services with Asia.com. From 1994 through 2000, Mr. Zheng held various financial and operations positions with The Bank of New York, The Reserve Management Corp, and Dean Witter Intercapital Company. Mr. Zheng received a B.B.A. degree in Accounting from the City University of New York.

        Mark S. Hauser, Director. Mr. Hauser has been a director since May 1997. He served as president and chief executive officer or joint chief executive officer of the Company from March 1998 until the consummation of its share exchange with Comtech’s predecessor on July 22, 2004. Since July 2000, Mr. Hauser has also been a managing director of FdG Associates, a middle-market private equity fund based in New York. Prior to that, he was an attorney and a founder and managing director of Tamarix Capital Corporation, a New York-based merchant and investment banking firm. Mr. Hauser received his undergraduate degree from Sydney University and an LL.M. from the London School of Economics.

       Mark B. Segall, Director. Mr. Segall has been a director since December 1999. He served as non-executive secretary of the Company from December 1999 until the consummation of its share exchange with Comtech’s predecessor on July 22, 2004. Mr. Segall is the founder and chief executive officer of Kidron Corporate Advisors LLC, a mergers and acquisitions and corporate advisory boutique for emerging growth companies. Prior to founding Kidron in 2003, Mr. Segall was the chief executive officer of Investec Inc., the U.S. investment banking operations of the South African based Investec Group. While at Investec, Mr. Segall also served as general counsel and senior vice president of Investec Ernst & Company, the U.S. securities and clearing operations of Investec. Prior to joining Investec in 1999, he was a partner at Kramer Levin Naftalis & Frankel LLP, a New York law firm. Mr. Segall is a director and audit committee member of Greg Manning Auctions Inc., and a director of Gurunet Corporation and Integrated Asset Management. Mr. Segall received a B.A. degree from Columbia University and a J.D. degree from New York University.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the meeting, five directors will be elected by the stockholders to serve until the next Annual Meeting of Stockholders or until their successors are elected and shall qualify. It is intended that the accompanying proxy will be voted for the election, as directors, of Mr. Kang, Mss. Ni and Kong, Dr. Ma, and Mr. Zheng, unless the proxy contains contrary instructions. The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. In the event that any of the nominees should become unable or unwilling to serve as a director, however, the persons named in the proxy have advised that they will vote for the election of such person or persons as shall be designated by the directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE ABOVE NOMINEES.

Director Compensation

Our non-employee directors receive compensation in the form of cash and stock options for serving on the board. For 2005, each non-employee director has received $4,000 in cash and a grant of options to purchase 10,000 shares of Common Stock at an exercise price of $3.74 to $5.50 per share, which the board determined to be the fair market value of the stock on the dates of the grants and which vested fully on December 31, 2005. In addition to the foregoing, members of the audit committee receive a grant of options to purchase 5,000 shares of Common Stock per year, with the Chair of the audit committee receiving an additional grant of options to purchase 2,500 shares of Common Stock, and members of the Company’s compensation committee and nominating and corporate governance committee receive a grant of options to purchase 2,500 shares of Common Stock per year. All of these options will vest quarterly during the year following the date of grant. If a non-employee director ceases to act as a board member or to serve on a committee, he or she will be entitled to all vested options; unvested options will be forfeited.

Each non-employee director who becomes a director after the grant of options is entitled to receive options on a pro rata basis for the portion of the period for which they will serve. All of the options granted to the incoming directors will be exercisable at the fair market value on the date of grant and will vest quarterly during the remainder of the period following the close of grant.

For 2006, each non-employee director received $10,000 in cash for serving on the board and an additional cash payment of $5,000 for board meetings. In addition to the foregoing, in 2006, each member of the audit committee received a $5,000 cash payment for serving on the audit committee, except that the Chair of the audit committee received $10,000. Further, the members of the compensation committee and nominating and corporate governance committee each received a $500 cash payment per year for serving on these committees. In 2006, Mark Hauser and Mark Segall each received a $5,000 cash payment for providing advice on capital market related matters.

Board Practices

Our business and affairs are managed under the direction of our board of directors. The primary responsibilities of our board of directors are to provide oversight, strategic guidance, counseling and direction to our management. It is our expectation that the board of directors will meet regularly on a quarterly basis and additionally as required.

Board Committees

Our board of directors has an audit committee, a nominating and corporate governance committee, and a compensation committee, each established in 2005. Our board of directors has determined that Amy Kong, Frank Zheng and Q.Y. Ma, the members of these committees, are “independent” under the current independence standards of Nasdaq Marketplace Rule 4200(a)(15) and meet the criteria for independence set forth in Rule 10A-3(b)(1) under the U.S. Securities Exchange Act of 1934, as amended (the Exchange Act). Our board of directors has also determined that these persons have no material relationships with us—either directly or as a partner, stockholder or officer of any entity—which could be inconsistent with a finding of their independence as members of our board of directors.

Audit Committee

The audit committee, consisting of Ms. Kong and Messrs. Ma and Zheng, oversees our financial reporting process on behalf of the board of directors. A copy of its charter was included as Appendix A to our 2004 Proxy Statement, filed with the SEC on November 30, 2005 During 2005, the audit committee met four times. The committee’s responsibilities include the following functions:

•	approve and retain the independent auditors to conduct the annual audit of our books and records;

•	review the proposed scope and results of the audit;

•	review and pre-approve the independent auditors’ audit and non-audit services rendered;

•	approve the audit fees to be paid;

•	review accounting and financial controls with the independent auditors and our financial and accounting staff;

•	review and approve transactions between us and our directors, officers and affiliates; and

•	recognize and prevent prohibited non-audit services.

Our board of directors has determined that Ms. Kong, the Chair of the Audit Committee, is an “audit committee financial expert” as defined by SEC rules.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee, consisting of Ms. Kong and Messrs. Ma and Zheng, is responsible for identifying potential candidates to serve on our board and its committees. A copy of its charter was included as Annex B to our 2004 Proxy Statement. The nominating and corporate governance committee met once during 2005. The committee’s responsibilities include the following functions:

•	making recommendations to the board regarding the size and composition of the board;

•	identifying and recommending to the board nominees for election or re-election to the board, or for appointment to fill any vacancy;

•	establishing procedures for the nomination process;

•	advising the board periodically with respect to corporate governance matters and practices, including periodically reviewing corporate governance guidelines to be adopted by the board; and

•	establishing and administering a periodic assessment procedure relating to the performance of the board as a whole and its individual members.

The nominating and corporate governance committee will consider director candidates recommended by security holders. Potential nominees to the board of directors are required to have such experience in business or financial matters as would make such nominee an asset to the board and may, under certain circumstances, be required to be "independent," as such term is defined under independence standards applicable to the Company. Security holders wishing to submit the name of a person as a potential nominee to the board must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the committee at the following address: Nominating and Corporate Governance Committee of the Board of Directors, c/o Comtech Group, Inc., Suite 1001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, People’s Republic of China. Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the committee, and/or any other method the committee deems appropriate, which may, but need not, include a questionnaire. The committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The committee need not engage in an evaluation process unless (i) there is a vacancy on the board, (ii) a director is not standing for re-election, or (iii) the committee does not intend to recommend the nomination of a sitting director for re-election. A potential director nominee recommended by a security holder will not be evaluated any differently than any other potential nominee.

Compensation Committee

The compensation committee, consisting of Ms. Kong and Messrs. Ma and Zheng, is responsible for making recommendations to the board concerning salaries and incentive compensation for our officers and employees and administering our stock option plans. Its responsibilities include the following functions:

•
reviewing and recommending policy relating to the compensation and benefits of our officers and employees, including reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer and other senior officers; evaluating the performance of these officers in light of those goals and objectives; and setting compensation of these officers based on such evaluations;

•
administering our benefit plans and the issuance of stock options and other awards under our stock option plans; and reviewing and establishing appropriate insurance coverage for our directors and executive officers;

•
recommending the type and amount of compensation to be paid or awarded to members of our board of directors, including consulting, retainer, meeting, committee and committee chair fees and stock option grants or awards; and

•	reviewing and approving the terms of any employment agreements, severance arrangements, change-of-control protections and any other compensatory arrangements for our executive officers.

The compensation committee met once during 2005.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee has at any time been an officer or employee of ours or our subsidiaries. No interlocking relationship exists between our board of directors or compensation committee and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

Meetings of the Board and Committees

The board of directors met six times during 2005. Each director is expected to attend meetings of our board of directors and meetings of committees of our board of directors of which she or he is a member, and to spend the time necessary to properly discharge his respective duties and responsibilities. During 2005, each incumbent director attended at least 75% of the total number of meetings of our board of directors and meetings of committees of our board of directors of which she or he was a member. We do not have a policy with regard to board members’ attendance at annual meetings of stockholders. Last year a majority of our directors attended the annual meeting, either in person or by telephone.

Communications with the Board of Directors

The board of directors maintains a process for stockholders to communicate with the board. Stockholders wishing to communicate with the board or any individual director must mail a communication addressed to the board or the individual director to the board of directors, c/o Comtech Group, Inc., Suite 1001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, People’s Republic of China. Any such communication must state the number of shares of Common Stock beneficially owned by the stockholder making the communication. All of such communications will be forwarded to the full board of directors or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case we have the authority to discard the communication or take appropriate legal action regarding the communication.

Audit Committee Report (1)

The audit committee operates pursuant to its adopted charter. Members of the Audit Committee are independent, within the meaning of Nasdaq Marketplace Rule 4200(a)(15).

The audit committee oversees the Company’s financial control and reporting processes on behalf of the board of directors. Management is responsible for the financial reporting process, including the systems of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles in the United States. The independent auditors are responsible for planning and performing an audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and for auditing management’s assessment of internal control over financial reporting. The independent auditors are responsible for expressing an opinion on those financial statements and on management’s assessment and the effectiveness of internal control over financial reporting based on their audit.

In fulfilling its oversight responsibilities, the audit committee has reviewed and discussed with management and the independent auditors the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2005, including a discussion of the adoption of accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements and those matters required to be discussed under Statement of Accounting Standards (SAS) 61, as amended by SAS 90. In addition, the Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1, and has discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board No.1.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the SEC.

Amy Kong, Chair
Q.Y. Ma
Frank Zheng

Compensation Committee Report on Executive Compensation (1)

The goal of the Company’s executive compensation policy is to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value, while at the same time attracting, motivating and retaining experienced executive officers. The compensation committee’s informal executive compensation philosophy (which applies generally to executive officers of the Company, including the President and Chief Executive Officer) considers a number of factors, which may include:

•	providing levels of compensation competitive with companies in comparable industries which are at a similar stage of development and in the Company’s geographic area;
•	identifying appropriate performance goals for the Company;
•	integrating the compensation of the executive officers of the Company with the achievement of performance goals;
•	rewarding above average corporate performance; and
•	recognizing and providing incentive for individual initiative and achievement.

The executive officers receive base salaries pursuant to the terms of their employment agreements with the Company. Cash and option or restricted stock bonus awards are determined based on a range of measures and internal targets set before the start of each fiscal year. The compensation committee considers the Company’s performance under these measures and uses its subjective judgment and discretion in approving individual compensation. During fiscal 2004, the option or restricted stock grants to the Company’s executive officers reflected the Company’s recognition of the milestones the executive officers assisted the Company in achieving during the year.

The compensation committee endorses the position that equity ownership by the executive officers of the Company is beneficial in aligning their interests with those of our stockholders, especially in the enhancement of stockholder value by providing the executive officers with longer-term incentives.

Amy Kong, Chair
Q.Y. Ma
Frank Zheng

_______________

(1)
The material in the above audit and compensation committee reports is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the Securities Act), or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

Code of Ethics

On November 4, 2004, we adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our chief executive officer and chief financial officer—our principal executive officer and principal financial and accounting officer, respectively. This Code is filed as Exhibit 14.1 to our Annual Report on Form 10-K for the year ended December 31, 2004, which was filed with the SEC on March 31, 2005. A written copy of the Code will be provided upon request at no charge by writing to our Chief Financial Officer, Comtech Group, Inc., Suite 1001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, People’s Republic of China.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth the aggregate compensation awarded to, earned by, or paid to the chief executive officer and the other executive officers at December 31, 2005, whose annual cash compensation exceeded $100,000 for the fiscal year ended December 31, 2005:

Summary Compensation Table

		Annual Compensation			Long Term Compensation Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) (#)	Securities Underlying Options (#)	LTIP Payouts ($)	All Other Compen- sation ($)
Jeffrey Kang, Chairman, Chief Executive Officer and President	2005 2004 2003	65,162 22,744 10,590	— — 416,984	— — —	— — —	— 500,000 —	— — —	1,048(2) 967(2) 967(2)
Hope Ni, Chief Financial Officer Secretary and Director(1)	2005 2004	117,000 54,000	— —	— —	— —	— 210,000	— —	— —

(1) Ms. Ni joined the Company in August 2004.
(2) Mr. Kang is entitled to retirement benefits under a PRC government-managed retirement plan. Expenses related to Mr. Kang’s participation in the PRC government managed retirement plan amounted to approximately RMB 8,458 ($1,048) for each of the year ended December 31, 2005 and RMB 8,000 ($967) for each of the years ended December 31, 2004 and 2003, respectively.

Option Grants In Last Fiscal Year

None

Aggregate Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values

The following table provides option exercise information for the named executive officers during 2005. During the fiscal year ended December 31, 2005, no stock options were exercised. The table shows the number and value of exercisable and unexercisable options held at December 31, 2005. The “Value Realized” shown in the table represents an amount equal to the difference between the market price of the shares purchased on the exercise date and the option exercise price, multiplied by the number of shares acquired on exercise. The “Value of Unexercised In-the-Money Options at Fiscal Year-end” shown in the table represents an amount equal to the difference between the market price of the shares on December 31, 2005 and the option exercise price, multiplied by the number of exercisable and unexercisable options held at December 31, 2005. These calculations do not take into account the effect of any taxes that may be applicable to the option exercises.

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year End
Name and Principal Position	Exercise	Realized	Exercisable	Unexercisable	Exercisable		Unexercisable
					(in thousands)
Jeffrey Kang	—	—	166,666	333,334	$411,666		$823,334
Hope Ni	—	—	210,000		$674,100	$

2004 Stock Incentive Plan and 1995 Directors’ Plan

On August 3, 2004, the Company’s board of directors adopted the Comtech Group, Inc. 2004 Stock Incentive Plan (the 2004 Plan), under which 2,500,000 shares of Common Stock are reserved for issuance upon exercise of stock options, and for the issuance of stock appreciation rights, restricted stock awards and performance shares. The purpose of the 2004 Plan is to provide additional incentive to employees, directors, advisors and consultants by facilitating their acquisition of Common Stock. The 2004 Plan provides for a term of ten years from the date of its adoption by the board of directors (unless the 2004 Plan is earlier terminated), after which no awards may be made. Options granted under the 2004 Plan are either incentive stock options (i.e., options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the U.S. Internal Revenue Code (IRC) and that do not result in tax deductions to us unless participants fail to comply with that Section) or options that do not so qualify.

Our board of directors determines when options under the 2004 Plan are exercisable and the option exercise price. The 2004 Plan permits options to be exercised with cash, check, certain other shares of our Common Stock, consideration received by us under “cashless exercise” programs, or if permitted by our board, promissory notes or other property. Our board also determines the performance goals and performance period for performance shares; the purchase price and conditions of repurchase for restricted stock and the terms of stock appreciation rights. Our board may at any time accelerate the vesting of any outstanding award. In the event we are sold, merged, consolidated, reorganized or liquidated, our board may take any of the following actions as to outstanding awards: (a) provide that the successor will assume or provide a substitute for the awards; (b) provide that all unexercised options and stock appreciation rights shall terminate immediately prior to the consummation of the transaction, if not previously exercised; (c) in the event of a sale where Common Stockholders receive cash for their shares, provide that each outstanding vested option and stock appreciation right will be exchanged for a payment in cash equal to the excess of the sales price over the exercise price; and (d) make such other adjustments deemed necessary to provide participants with a benefit substantially similar to that which they would have been entitled had the event not occurred. In the event of any stock dividend, split, recapitalization or other similar change, our board may adjust the number and kind of shares subject to outstanding awards, the exercise or purchase price of awards, and any other equitable adjustments it deems appropriate.

In 1995, the Company’s board of directors adopted, and the stockholders approved, the 1995 Stock Option Plan for Outside Directors (the Directors’ Plan), under which 5,000 options would be granted annually to each non-employee director for each full fiscal year of service on the board. The Directors’ Plan expired on December 31, 2005. The options exercisable under the Directors’ Plan terminate on July 1, 2009.

The 2004 Plan is and the Directors’ Plan was administered by the compensation committee of our board of directors. The compensation committee selects the employees to whom awards are to be granted, the number of shares to be subject to such awards, and the terms and conditions of such awards, provided that any discretion exercised by the compensation committee must be consistent with resolutions adopted by our board and the terms of the 2004 Plan.

As of October 26, 2006, options to purchase an aggregate of 2,499,334 shares had been granted under the 2004 Plan, and options to purchase an aggregate of 115,000 shares had been granted under the Directors’ Plan.

Employment Contracts, Termination Of Employment And Change-In-Control Arrangements

On August 1, 2004, we entered into an employment agreement with Hope Ni to serve as our chief financial officer and secretary. The employment agreement terminates on December 31, 2007, but will be automatically extended unless either we give Ms. Ni notice prior to her termination date or Ms. Ni gives 30 days’ written notice to us of her election not to extend. Under the terms of the agreement, Ms. Ni receives a base salary of $117,000 per annum and was granted ten-year options to purchase a total of 210,000 shares of our Common Stock at an exercise price of $3.00, which options are all fully vested. In March 2006, the compensation committee approved a new compensation package for Hope Ni which includes a base salary of $125,000 per annum and 50,000 additional restricted shares which will be vested quarterly over one year.

If we terminate Ms. Ni’s employment without cause, or she resigns for good reason, Ms. Ni will receive termination benefits, including the payment of a lump sum amount equal to three times Ms. Ni’s monthly salary in effect immediately prior to her termination and payment of all premiums due for health insurance for a period of six months after termination.

If a change in control occurs prior to December 31, 2007 and we subsequently terminate Ms. Ni’s employment without cause, or if she resigns for good reason prior to the date that our board of directors certifies our audit for the first complete fiscal year after the change in control (the Change in Control Audit Date), Ms. Ni will be entitled to receive standard termination benefits and a payment equal to the greater of (a) six times her monthly salary or (b) 12 months salary less compensation paid to her between the date of the change in control and the date of termination. If the change in control occurs prior to December 31, 2007 and we terminate Ms. Ni’s employment without cause, or if she resigns for good reason after the Change in Control Audit Date, Ms. Ni will be entitled to the same termination benefits she would have received had a change in control not occurred and we terminated her employment without cause or she resigned for good reason. If Ms. Ni’s employment is terminated after the Change in Control Audit Date, other than as a result of her resignation, Ms. Ni will have the right to exercise all of her stock options. If Ms. Ni resigns prior to the Change in Control Audit Date, notwithstanding the fact that her options are fully vested, Ms. Ni shall have the right to exercise a specified number of shares at a price to be determined under the terms of the agreement at the time of her resignation. For purposes of Ms. Ni’s employment agreement, a “change in control” means the consummation of a reorganization, merger of consolidation of us with one or more other persons.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

There was a failure by each of the following to timely file, each for one transaction, their respective Form 4s: Jeffrey Kang, Comtech Global Investment Ltd., Ren Investment International Ltd., and Frank Zheng. There was a failure by Frank Zheng to timely file his Form 3. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all other filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with during 2005.

STOCK PRICE PERFORMANCE PRESENTATION

The following chart compares the cumulative total stockholder return on the Company’s Common Stock with the cumulative total stockholder return of (i) the Nasdaq Market Index and (ii)  companies which use the same SIC Code as the Company (SIC Code 3670 - Electronic Components and Accessories):

The chart above also includes the S&P Communications Index, which the Company used in the Stock price performance presentation last year. The chart above does not include the S&P 500 Index, which the Company included in its stock price performance presentation last year. The Company has decided to use the Nasdaq Market Index and its SIC Code Index because it believes that the indexes included in this proxy statement provide better comparisons to the Company than the indexes used last year.

At December 31, 2005, assuming $100 was invested at July 22, 2004, the return on investment in the indicated indexes and the Company would have been as follows:

Index	Return on Investment
Nasdaq Market Index	$118.64
S&P 500 Index	$116.31
SIC Code Index	$116.06
S&P Communications Index	$107.80
Comtech Group	$272.37

PROPOSAL NO. 2

The Board of Directors adopted a resolution at a meeting of the Board of Directors held on November 24, 2006 to approve, establish and adopt the 2006 Equity Incentive Plan (the “2006 Plan”) providing for the grant of awards in the aggregate up to 4,800,000 shares of Common Stock. The purpose of the 2006 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants and to promote the success of the Company’s business. The Company is required to seek stockholder approval of the 2006 Plan. No awards have been granted under the 2006 Plan. The Company has 666 shares of common stock available for grant pursuant to awards under the 2004 Plan.

DESCRIPTION OF THE PLAN

The following summary of the 2006 Plan, is qualified in its entirety by reference to the Company’s full text of the proposed 2006 Plan as it appears as Exhibit A to this Proxy Statement.

Awards

The 2006 Plan provides for the grant of options, stock appreciation rights (“SARs”), performance share awards and restricted stock awards of up to an aggregate of 4,800,000 shares of Common Stock to officers, employees and independent contractors of the Company or its affiliates. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2006 Plan. The number of shares of Common Stock for which awards may be granted to a participant under the 2006 Plan in any calendar year cannot exceed 2,400,000.

Currently, there are 43 employees and directors who would be entitled to receive stock options and/or restricted shares under the 2006 Plan. Future new hires and additional consultants would be eligible to participate in the 2006 Plan as well. The number of stock options and/or restricted shares to be granted to executives and directors cannot be determined at this time as the grant of stock options and/or restricted shares is dependent upon various factors such as hiring requirements and job performance.

Administration of the 2006 Plan

The 2006 Plan is administered by the Board of Directors or a committee of the Board of Directors consisting of not less than two members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “outside director” within the meaning of Code Section 162(m) (in either case, the “Committee”). Among other things, the Committee has complete discretion, subject to the express limits of the 2006 Plan, to determine the employees and independent contractors to be granted an award, the type of award to be granted, the number of shares of Common Stock subject to each award, the exercise price of each option and base price of each SAR, the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the stock, and the required withholding. The Committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would materially and adversely affect the participant. The Committee is also authorized to construe the award agreements, and may prescribe rules relating to the 2006 Plan. Notwithstanding the foregoing, the Committee does not have any authority to grant or modify an award under the 2006 Plan with terms or conditions that would cause the grant, vesting or exercise to be considered nonqualified “deferred compensation” subject to Code Section 409A.

Options

Options granted under the 2006 Plan may be either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under the Code, or “nonqualified stock options” (“NQSOs”). Options may be granted on such terms and conditions as the Committee may determine; provided, however, that the exercise price of an option may not be less than the fair market value of the underlying stock on the date of grant and the term of the option my not exceed 10 years (110% of such value and 5 years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of capital stock of the Company or a parent or subsidiary of the Company). ISOs may only be granted to employees. In addition, the aggregate fair market value of Common Stock covered by ISOs (determined at the time of grant) which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as a NQSO.

Stock Appreciation Rights (SARs)

An SAR entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying stock between the date of grant and the date of exercise. SARs may be granted in tandem with, or independently of, options granted under the 2006 Plan. An SAR granted in tandem with an option (i) is exercisable only at such times, and to the extent, that the related option is exercisable in accordance with the procedure for exercise of the related option; (ii) terminates upon termination or exercise of the related option (likewise, the option granted in tandem with an SAR terminates upon exercise of the SAR); (iii) is transferable only with the related option; and (iv) if the related option is an ISO, may be exercised only when the value of the stock subject to the option exceeds the exercise price of the option. An SAR that is not granted in tandem with an option is exercisable at such times as the Committee may specify.

Performance Shares

Performance share awards entitle the participant to acquire shares of stock upon attaining specified performance goals.

Restricted Stock

A restricted stock award is a grant or sale of stock to the participant, subject to the Company’s right to repurchase all or part of the shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) in the event that conditions specified by the Committee in the award are not satisfied prior to the end of the time period during which the shares subject to the award may be repurchased by or forfeited to the Company. The purchase price for each share of restricted stock may not be less than the par value of the Company’s Common Stock.

Additional Terms

Except as provided in the 2006 Plan, awards granted under the 2006 Plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their guardian or legal representative. Each award agreement will specify, among other things, the effect on an award of the disability, death, retirement, authorized leave of absence or other termination of employment. The Company may require a participant to pay the Company the amount of any required withholding in connection with the grant, vesting, exercise or disposition of an award. A participant is not considered a stockholder with respect to the shares underlying an award until the shares are issued to the participant.

Term; Amendments

The 2006 Plan is effective for 10 years, unless it is sooner terminated or suspended. The Committee may at any time amend, alter, suspend or terminate the 2006 Plan; provided, that no amendment requiring stockholder approval will be effective unless such approval has been obtained. No termination or suspension of the 2006 Plan will affect an award which is outstanding at the time of the termination or suspension.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary of the federal income tax consequences under current tax law of options, stock appreciation rights and restricted stock. It does not purport to cover all of the special rules, including special rules relating to participants subject to Section 16(b) of the Exchange Act and the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares or the ownership and disposition of restricted stock.

A participant does not recognize taxable income upon the grant of NQSO or an ISO. Upon the exercise of a NQSO, the participant recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the participant later sells shares acquired pursuant to the exercise of a NQSO, the participant recognizes long-term or short-term capital gain or loss , depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain.

Upon the exercise of an ISO, the participant does not recognize taxable income. If the participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the participant, the participant recognizes long-term capital gain or loss and the Company is not be entitled to a deduction. However, if the participant disposes of such shares within the required holding period, all or a portion of the gain is treated as ordinary income and the Company is generally entitled to deduct such amount.

In addition to the tax consequences described above, a participant may be subject to the alternative minimum tax, which is payable to the extent it exceeds the participant’s regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price therefor is an adjustment which increases alternative minimum taxable income. In addition, the participant's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If a participant is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the incentive option adjustment) is allowed as a credit against the participant's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

A participant does not recognize income upon the grant of an SAR. The participant has ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company will generally be entitled to a deduction for such amount.

A participant does not recognize income on the receipt of a performance share award until the shares are received. At such time, the participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares over any amount paid for the shares, and the Company is generally entitled to deduct such amount at such time.

A participant who receives a grant of restricted stock generally recognizes ordinary compensation income equal to the excess, if any of fair market value of the stock at the time the restriction lapses over any amount paid for the shares. Alternatively, the participant may elect to be taxed on the value at the time of grant. The Company is generally entitled to a deduction at the same time and in the same amount as the income required to be included by the participant.

Equity Compensation Plan Information

The following table sets forth aggregate information regarding our equity compensation plans in effect as of December 31, 2005.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options/Warrants	Weighted-Average Exercise Price of Outstanding Options/Warrants	Number of Securities Remaining Available for Issuance Under Equity Compensations Plans
Equity compensation plans approved by security holders	2,472,500	$3.91	164,583
Equity compensation plans not approved by security holders	0	$0.00	0
Total	2,472,500	$3.91	164,583

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE 2006 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected KPMG to serve as the Company’s independent accountants for the year ending December 31, 2006. KPMG was engaged on April 13, 2006, and continues to serve as the Company’s principal accountant. A representative of KPMG is expected to be present at the 2006 Annual Meeting and will have an opportunity to make a statement if he or she so desires. The representative also is expected to be available to respond to appropriate questions from stockholders.

Change in Principal Accountant

Effective as of April 13, 2006, the resignation of Deloitte Touche & Tohmatsu as the Company's principal accountant was accepted by the Company's Audit Committee. During Deloitte Touche & Tohmatsu’s retention as the Company's principal accountant, there were no disagreements with Deloitte Touche & Tohmatsu on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, is not resolved to Deloitte Touche & Tohmatsu’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports. Similarly, none of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred during the time that Deloitte Touche & Tohmatsu was engaged as the Company's principal accountant. None of Deloitte Touche & Tohmatsu’s audit reports on the Company's consolidated financial statements contained any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2004 and 2005 and through April 13, 2006, the Company did not, nor did anyone acting on its behalf, consult with KPMG regarding the application principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements, or any reportable events described under Items 304(a)(2)(ii) of Regulation S-K.

Audit Fees

The aggregate fees billed by the Company's principal accountant for professional services rendered for the audits of the Company’s annual financial statements on Form 10-K and the reviews of the financial statements on Form 10-Q for the fiscal years ended December 31, 2004 and December 31, 2005 were RMB 1.0 million (US$120,800) and RMB 2.4 million (US$297,400), respectively. (U.S. Dollar equivalents above and following are calculated at the historical exchange rate at the end of the relevant period).

Audit Related Fees

The aggregate fees billed for audit related services by the Company's principal accountant for the fiscal years ended December 31, 2004 and December 31, 2005 were approximately RMB 1.8 million (US$217,500) and RMB 1.9 million (US$235,500), respectively. Audit related services include due diligence in connection with our private placement and registered offering for the fiscal years ended December 31, 2004 and 2005, respectively.

Tax Fees

The aggregate fees billed for tax compliance, tax advice and tax planning rendered by the Company's principal accountant for the fiscal years ended December 31, 2004 and December 31, 2005 were RMB 0.5 million (US$60,400) and RMB 0.3 million (US$37,200), respectively. The services comprising these fees include tax consulting and submitting tax returns.

All Other Fees

The aggregate fees billed for all other professional services rendered by the Company's principal accountant for the fiscal years ended December 31, 2004 and December 31, 2005 were $0.

Pre-Approval Policies

The Audit Committee approved all of the fees paid to the principal accountant for audit-related, tax and other fees. The Audit Committee pre-approves all non-audit services to be performed by the auditor in accordance with the Audit Committee Charter.

Audit of Financial Statements.

During fiscal 2005, Deloitte Touche Tohmatsu were our principal auditor and no work was performed by persons outside of this firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG TO SERVE AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2006.

GENERAL

Management does not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

Comtech will bear the cost of preparing, printing, assembling and mailing the proxy, Proxy Statement and other material which may be sent to stockholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request. In addition to the solicitation of proxies by use of the mails, officers and regular employees of Comtech may solicit proxies without additional compensation, by telephone or other electronic means. We may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies.

WHERE YOU CAN FIND MORE INFORMATION

Comtech files annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. Comtech’s SEC filings made electronically through the SEC's EDGAR system are available to the public at the SEC's website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC's public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004. Please call the SEC at (800) SEC-0330 for further information on the operation of the public reference room.

We will only deliver one Proxy Statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver a separate copy of this Proxy Statement and any future annual reports and proxy or information statements to any security holder at a shared address to which a single copy of this Proxy Statement was delivered, or deliver a single copy of this Proxy Statement and any future annual reports and proxy or information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the Company at following address: Suite 1001, Tower C, Skyworth Building, High Tech Industrial Park, Nanshan, Shenzhen 518057, PRC, Attention: Hope Ni, Chief Financial Officer and Secretary.

Comtech will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2005 (as filed with the SEC), including the financial statements contained therein. All such requests should be directed to Hope Ni, Chief Financial Officer, Director and Secretary, Suite 1001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, People’s Republic of China; telephone: 011-86-755-26743210.

STOCKHOLDER PROPOSALS

The Annual Meeting of Stockholders for the fiscal year ending December 31, 2006 is expected to be held in December, 2007. Any stockholder proposal intended to be included in the Company's Proxy Statement and form of proxy for presentation at the 2006 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Company not later than June 30, 2007. As to any proposal submitted for presentation at the 2006 Meeting outside the processes of Rule 14a-8, the proxies named in the form of proxy for the 2006 Meeting will be entitled to exercise discretionary authority on that proposal unless the Company receives notice of the matter on or before August 1, 2007.

By Order of the Board of Directors,

Hope Ni
Chief Financial Officer and Secretary

Dated: November 30, 2006

Exhibit A

COMTECH GROUP, INC.

2006 EQUITY INCENTIVE PLAN

1. PURPOSES OF THE PLAN. The purpose of the Comtech Group, Inc. 2006 Equity Incentive Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business. The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Stock Appreciation Rights, and Performance Stock Awards.

2. DEFINITIONS. As used herein, the following definitions shall apply:

2.1 Acquisition means (a) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (b) a merger or consolidation in which the Company is not the surviving corporation; or (c) a merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise.

2.2 Administrator means the Board or the Committee responsible for conducting the general administration of the Plan, as applicable, in accordance with Section 4.

2.3 Applicable Law means the requirements relating to the issuance and administration of equity and stock option plans under the states corporate laws and federal and state securities laws of the United States of America, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

2.4 Award means an award of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Stock Appreciation Rights, and Performance Stock granted to a Service Provider under this Plan.

2.5 Award Agreement means the Option Agreement or other written agreement between the Company and a Service Provider evidencing the terms and conditions of an individual Award. The Award Agreement shall be subject to the terms and conditions of the Plan.

2.6 Board means the Board of Directors of the Company.

2.7 Cause shall have the meaning ascribed to it in any written employment or service agreement between the Company (or a Parent or Subsidiary) and the Service Provider. If not otherwise defined “Cause” shall mean (a) a failure by the Service Provider to perform her duties or to comply with any material provision of her employment or service agreement with the Company, where such failure is not cured by the Service Provider within thirty (30) days after receiving written notice from the Company (or a Parent or Subsidiary) specifying in reasonable detail the nature of the failure, (b) a breach of the Service Provider’s fiduciary duty to the Company (or a Parent or Subsidiary) by reason of receipt of personal profits, (c) conviction of a felony, or (d) any other willful and gross misconduct committed by the Service Provider affecting the Company (or a Parent or Subsidiary).

2.8 Code means the Internal Revenue Code of 1986, as amended, or any successor statute or statutes thereto. Reference to any particular Code section shall include any successor section and any regulations or authorities promulgated thereunder.

2.9 Committee means a committee appointed by the Board in accordance with Section 4.

2.10 Common Stock means the Common Stock of the Company, par value $0.01 per share.

2.11 Company means Comtech Group, Inc., a Maryland corporation.

2.12 Consultant means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company (or any Parent or Subsidiary); (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any Parent or Subsidiary of the Company to render such services.

2.13 Director means a member of the Board.

2.14 Employee means any person, including an Officer or Director, who is an employee (as defined in accordance with Section 3401(c) of the Code) of the Company (or any Parent or Subsidiary). An Employee shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient, by itself, to constitute “employment” by the Company.

2.15 Exchange Act means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto. Reference to any particular Exchange Act section shall include any successor section and any regulations or authorities promulgated thereunder.

2.16 Fair Market Value of a Share means, as of any date, the fair market value determined consistent with the requirements of Sections 422 and 409A of the Code, as follows:

(a) If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall mean between the highest and lowest quoted selling prices for a share of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for a share of the Common Stock on the last market trading day prior to the day of determination; or

(c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator in accordance with Applicable Laws.

2.17 Holder means a person who has been granted an Award or who becomes the holder of an Award or who holds Shares acquired pursuant to the exercise of an Award.

2.18 Incentive Stock Option means an Option (or portion thereof) which qualifies as an incentive stock option within the meaning of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

2.19 Independent Director means a Director who is not an Employee of the Company.

2.20 Non-Qualified Stock Option means an Option (or portion thereof) that is not designated as an Incentive Stock Option by the Administrator, or which is designated as an Incentive Stock Option by the Administrator but fails to qualify as an incentive stock option within the meaning of Section 422 of the Code.

2.21 Officer means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

2.22 Option means a stock option granted pursuant to the Plan.

2.23 Option Agreement means the written agreement between the Company and a Service Provider evidencing the terms and conditions of an individual Option. The Option Agreement shall be subject to the terms and conditions of the Plan.

2.24 Parent means any corporation, other than the Company, whether now or hereafter existing, in an unbroken chain of corporations or other entities ending with the Company if each of the entities other than the last corporation in the unbroken chain owns equity possessing more than fifty percent (50%) of the total combined voting power of all classes of equity in one of the other entities in such chain.

2.25 Performance Stock means Shares to be granted in the future upon completion of specified performance criteria in accordance with Section 9.

2.26 Plan means this Comtech Group, Inc. 2006 Equity Incentive Plan.

2.27 Restricted Stock means Shares acquired pursuant to a grant of Restricted Stock under Section 9 or pursuant to the exercise of an unvested Option in accordance with Section 8.8.

2.28 Rule 16b-3 means that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

2.29 Section 16(b) means Section 16(b) of the Exchange Act, as such Section may be amended from time to time.

2.30 Securities Act means the Securities Act of 1933, as amended, or any successor statute or statutes thereto. Reference to any particular Securities Act section shall include any successor section.

2.31 Service Provider means an Employee, Director or Consultant.

2.32 Share means a share of Common Stock, as adjusted in accordance with Section 10.

2.33 Stock Appreciation Right means a stock appreciation right granted in accordance with Section 9.

2.34 Subsidiary means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations or other entities beginning with the Company if each of the entities other than the last corporation in the unbroken chain owns equity possessing more than fifty percent (50%) of the total combined voting power of all classes of equity in one of the other entities in such chain or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 10, the shares of stock subject to Award grants shall be shares of the Company’s Common Stock. The maximum aggregate number of Shares which may be issued pursuant to Awards under the Plan shall be 4,800,000. If an Award expires, is canceled, becomes unexercisable or is forfeited, without having been exercised or vested in full, the unpurchased or unvested Shares which were subject thereto shall become available for future Awards under the Plan (unless the Plan has terminated). Shares which are delivered by the Holder or withheld by the Company upon the exercise of an Option or receipt of an Award, in payment of the exercise price thereof or tax withholding thereon, may again be awarded hereunder. If Shares issued pursuant to Awards are repurchased by the Company at their original purchase price, such Shares shall become available for future Awards under the Plan. Notwithstanding the provisions of this Section 3, no Shares may again be subject to future Award if such action would cause an outstanding Incentive Stock Option to fail to qualify as an incentive stock option under Code Section 422.

4. ADMINISTRATION OF THE PLAN.

4.1 Administrator. The Plan shall be administered by the Board or by a Committee to which administration of the Plan, or of part of the Plan, is delegated by the Board. The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws. If necessary, in the Board’s discretion, to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Committee shall be comprised solely of “non-employee directors” within the meaning of said Rule 16b-3 and “outside directors” within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

4.2 Powers of the Administrator. Subject to the express provisions of the Plan and the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have plenary authority to the maximum extent permissible by Applicable Law, in its sole discretion:

(a) to determine the Fair Market Value of a Share;

(b) to select the Service Providers to whom Awards may from time to time be granted hereunder and the time of such Awards;

(c) to determine the number of Shares to be covered by each such Award granted hereunder;

(d) to approve forms of Award Agreements for use under the Plan;

(e) to determine the terms and conditions of any Awards granted hereunder (such terms and conditions include the exercise price, the time or times when Awards may vest or be exercised (which may be based on, among other things, the passage of time, specific events or performance criteria), any acceleration (as permissible under Section 409A of the Code) of such vesting or exercise date or imposition or waiver of forfeiture restrictions, and any restriction or limitation regarding any Shares received upon grant or exercise of an Award, based in each case on such factors as the Administrator, in its sole discretion, shall determine);

(f) to determine whether to offer to repurchase, replace or reprice a previously granted Award and to determine the terms and conditions of such offer (including whether any purchase price is to be paid in cash or Shares);

(g) to determine whether and under what conditions options granted under another option plan of the Company, a Subsidiary or an entity which is acquired by or merged into the Company or Subsidiary may be converted into Options on Company Shares granted under and subject to the terms of this Plan;

(h) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(i) to determine the amount and timing of withholding tax obligations and to allow Holders to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued pursuant to any Award the number of Shares having a Fair Market Value equal to the minimum amount, determined by the Administrator in its sole discretion, required to be withheld based on the statutory withholding rates for federal, state and local tax purposes that apply to supplemental taxable income. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax is required to be withheld. All elections by Holders to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(j) to exercise its sole discretion in a manner such that Awards which are granted to individuals who are foreign nationals or are employed outside the United States may contain terms and conditions which are different from the provisions otherwise specified in the Plan but which are consistent with the tax and other laws of foreign jurisdictions applicable to the Service Providers and which are designed to provide the Service Providers with benefits which are consistent with the Company’s objectives in establishing the Plan;

(k) to amend the Plan or any Award granted under the Plan as provided in Section 10; and

(l) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan and to exercise such powers and perform such acts as the Administrator deems necessary or desirable to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

4.3 Compliance with Code Section 409A. Notwithstanding any other provision of the Plan, the Administrator shall have no authority to issue an Award under the Plan under terms and conditions which would cause such Award to be considered nonqualified “deferred compensation” subject to the provisions of Code Section 409A. Accordingly, by way of example but not limitation, no Options or Stock Appreciation Rights shall be issued with an exercise price below Fair Market Value and all Restricted Stock and Performance Stock Shares shall be issued and reported as income to the Holder no later than two and one half (2½) months after the end of the calendar year in which the right to such Shares becomes vested. Notwithstanding anything herein to the contrary, no Award Agreement shall provide for any deferral feature with respect to an Award constituting a deferral of compensation under Section 409A of the Code.

4.4 Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Holders.

4.5 Liability of Administrator. No member of the Board, Committee or acting Administrator shall be liable for anything whatsoever in connection with the administration of the Plan except such member’s own willful misconduct. Under no circumstances shall any member of the Board or Committee be liable for any act or omission of any other member of the Board or Committee. In the performance of its functions with respect to the Plan, the Board and Committee shall be entitled to rely upon information and advice furnished by Company’s officers, Company’s accountants, Company’s legal counsel and any other qualified and truthful party the Administrator determines it is necessary to consult for proper administration of the Plan, and no member of the Board or Committee shall be liable for any action taken or not taken in reliance upon any such advice.

5. ELIGIBILITY.

5.1 Eligible Persons. Awards may be granted to all Service Providers, provided, however, that Incentive Stock Options may be granted only to Employees.

5.2 Administrative Discretion. If otherwise eligible, a Service Provider who has been granted an Award may be granted additional Awards. In exercising its authority to set the terms and conditions of Awards, and subject only to the limits of Applicable Law, the Administrator shall be under no obligation or duty to treat similarly situated Service Providers or Holders in the same manner, and any action taken by the Administrator with respect to one Service Provider or Holder shall in no way obligate the Administrator to take the same or similar action with respect to any other Service Provider or Holder.

5.3 Section 162(m) Limitation. No Service Provider shall be granted, in any calendar year, Options covering more than 2,400,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 10. For purposes of this Section, if an Option is canceled, forfeited or materially modified in the same calendar year it was granted (other than in connection with a transaction described in Section 10), the canceled or modified Option shall be counted against the limit set forth in this Section. For this purpose, if the exercise price of an Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option.

6. GRANT OF OPTIONS.

6.1 Grant of Options. The Committee may grant Options to such Service Providers, for such number of shares, and subject to such terms and conditions as the Administrator may determine in its sole discretion. Each Option shall be designated by the Administrator in the Option Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Holder’s Incentive Stock Options and other incentive stock options granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such excess Options or other options shall be treated as Non-Qualified Stock Options. For purposes of this subsection (a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant of each Option.

6.2 Term of Option. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Employee who, at the time the Option is granted, owns (or is treated as owning under Code Section 424) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be no more than five (5) years from the date of grant.

6.3 No Shareholder Rights. The Holder of an Option shall have no rights of a stockholder with respect to Shares covered by such Option until the Holder exercises the Option and the Shares are issued to the Holder. If the Holder uses Shares to exercise an Option, the Holder will continue to be treated as owning such Shares until new Shares are issued under the exercised Option.

7. OPTION EXERCISE PRICE AND CONSIDERATION.

7.1 Exercise Price. Except as provided in Section 10, the per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator (not less than par value), under the following conditions:

(a) the per Share exercise price for any Incentive Stock Option or Non-Qualified Stock Option granted under that Plan shall be no less (and shall not have potential to become less at any time) than one hundred percent (100%) of the Fair Market Value per Share on the date of grant; and

(b) if at the time of grant of an Option, the Service Provider owns (or is treated as owning under Applicable Law) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, an Incentive Stock Option (or to the extent required by state law, a Non-Qualified Stock Option) granted to such Service Provider shall bear an exercise price of no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

Notwithstanding the foregoing, pursuant to Section 10 Options may be granted with, or converted at, a per Share exercise price other than as required above pursuant to a merger, acquisition or other corporate transaction consistent if consistent with the requirements of Applicable Law.

7.2 Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash, (2) check, (3) to the extent consistent with Applicable Law, a full recourse promissory note bearing interest (at a rate not less than the applicable federal rate under Code Section 1274(d)) and payable upon such terms as may be prescribed by the Administrator, (4) other Shares which (x) in the case of Shares acquired from the Company, have been owned by the Holder for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) surrendered Shares then issuable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (6) property of any kind which constitutes good and valuable consideration, (7) to the extent consistent with Applicable Laws, delivery of a notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price in compliance with Regulation T provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (8) any combination of the foregoing methods of payment.

8. EXERCISE OF OPTION.

8.1 Vesting; Fractional Exercises. Except as provided in Section 10, Options granted hereunder shall be vested and exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless otherwise specified or to the extent required by state law, Options granted under the Plan to a Service Provider other than an Officer or Director shall vest at a rate of at least twenty percent (20%) per year over not more than five (5) years from the date the Option is granted, subject to reasonable conditions such as continued service. No Option may be exercised for a fraction of a Share.

8.2 Deliveries upon Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or her office:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that such Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Administrator deems necessary or advisable to effect compliance with Applicable Law. The Administrator may also take whatever additional actions it deems appropriate to effect such compliance, including placing legends on Share certificates and issuing stop transfer notices to agents and registrars;

(c) Upon the exercise of all or a portion of an unvested Option pursuant to Section 8.9, a Restricted Stock Award Agreement in a form determined by the Administrator and signed by the Holder; and

(d) In the event that the Option shall be exercised pursuant to Section 8.7 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option.

8.3 Conditions to Delivery of Share Certificates. The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such Shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its sole discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its sole discretion, determine to be necessary or advisable;

(d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(e) The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax determined by the Administrator, which in the sole discretion of the Administrator may be in the form of consideration used by the Holder to pay for such Shares under Section 7.2. The Company may withhold such amounts in the sole discretion of the Administrator.

8.4 Termination of Relationship as a Service Provider. If a Holder ceases to be a Service Provider other than by reason of the Service Provider’s disability or death or termination for Cause, unless otherwise provided in the Option Agreement, the Option shall remain exercisable for the lesser of three (3) months following such cessation or the remaining term of the Option. If, on the date of termination, the Holder is not vested as to the entire Option, unless otherwise provided in the Option Agreement, the Shares covered by the unvested portion of the Option immediately cease to be issuable under the Option. If, after termination, the Holder does not exercise the Option within the applicable time period, the Option shall terminate. If the Holder is terminated for Cause, the Option shall terminate upon such termination for Cause.

8.5 Involuntary Terminations or Resignation for Good Reason. In the event a Holder ceases to be a Service Provider by reason of a termination without Cause by the Company or resignation for “Good Reason” (as such term is defined in an employment or service contract between the Company and the Holder and if no definition is applicable this Section shall not be applicable), unless otherwise provided in the Option Agreement, the Option shall remain exercisable for the lesser of twelve (12) months following the Holder’s termination or the remaining term of the Option. In the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option from and after the day which is three (3) months and one (1) day following such termination. If, on the date of termination, the Holder is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option. If, after termination, the Holder does not exercise the Option within the time specified herein, the Option shall terminate.

8.6 Disability of Holder. If a Holder ceases to be a Service Provider as a result of the Service Provider’s disability, unless otherwise specified in the Option Agreement, the Option shall remain exercisable for the lesser of twelve (12) months following such cessation or the remaining term of the Option. If such disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for federal income tax purposes as a Non-Qualified Stock Option from and after the day which is three (3) months and one (1) day following such termination. If, on the date of termination, the Holder is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option. If, after termination, the Holder does not exercise the Option within the time specified herein, the Option shall terminate.

8.7 Death of Holder. If a Service Provider dies while a Service Provider, unless otherwise specified in the Option Agreement, the Option shall remain exercisable for the lesser of twelve (12) months following the Service Provider’s death or the remaining term of the Option. If, at the time of death, the Holder is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option. The Option may be exercised by the executor or administrator of the Holder’s estate or, if none, by the person(s) entitled to exercise the Option under the Holder’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate.

8.8 Regulatory Extension. A Holder’s Option Agreement may provide that if the exercise of the Option following the termination of the Holder’s status as a Service Provider (other than upon the Holder’s death or disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 6.2 or (ii) the expiration of a period of three (3) months (after the termination of the Holder’s Status as a Service Provider) during which the exercise of the Option would no longer be in violation of such registration requirements.

8.9 Early Exercisability. The Administrator may provide in the terms of a Holder’s Option Agreement that the Holder may, at any time before the Holder’s status as a Service Provider terminates, exercise the Option in whole or in part in exchange for Restricted Stock prior to the full vesting of the Option; provided however, that Shares acquired upon exercise of an Option which has not fully vested shall be subject to the same forfeiture, transfer or other restrictions as determined by the Administrator and set forth in the Option Agreement.

8.10 Buyout Provisions. The Administrator may at any time offer to repurchase for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Holder at the time that such offer is made

9. EQUITY BASED AWARDS OTHER THAN OPTIONS.

9.1 Restricted Stock Awards.

9.1.1 Restricted Stock Grant. The Administrator may grant Restricted Stock to such Service Providers, in such amounts, and subject to such terms and conditions as the Administrator may determine, in its sole discretion, including restrictions on transferability, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise. Unless otherwise specified or to the extent required by Applicable Law, restrictions on transferability with respect to a Restricted Stock granted under the Plan to a Service Provider other than an Officer or Director shall lapse at a rate of at least twenty percent (20%) per year over a period of not more than five (5) years.

9.1.2 Award Agreement. Restricted Stock shall be granted under an Award Agreement and shall be evidenced by certificates registered in the name of the Holder and bearing an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company may retain physical possession of any such certificates, and the Company may require a Service Provider awarded Restricted Stock to deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock for so long as the Restricted Stock is subject to a risk of forfeiture or repurchase by the Company at Fair Market Value.

9.1.3 Restricted Stock Purchase. The Administrator may require a Service Provider to pay a purchase price to receive Restricted Stock at the time the Award is granted, in which case the purchase price and the form and timing of payment shall be specified in the Award Agreement in addition to the vesting provisions and other applicable terms.

9.1.4 Withholding. The Administrator may require a Service Provider to pay or otherwise provide for any applicable withholding tax determined by the Administrator to be due at the time restrictions laps or, in the event of an election under Section 83(b), at the time of the Award.

9.1.5 No Deferral Provisions. Notwithstanding any other provision of the Plan, a Restricted Stock Award shall not provide for any deferral of compensation recognition after vesting with respect to Restricted Stock which would cause the Award to constitute a deferral of compensation subject to Section 409A of the Code.

9.1.6 Rights as a Shareholder. The Holder of Restricted Stock shall have rights equivalent to those of a shareholder and shall be a shareholder when the Restricted Stock grant is entered upon the records of the duly authorized transfer agent of the Company.

9.2 Stock Appreciation Rights. Two types of Stock Appreciation Rights (“SARs”) shall be authorized for issuance under the Plan: (1) stand-alone SARs and (2) stapled SARs. The Award Agreement granting an SAR shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate and shall not include terms which cause the Award to be considered nonqualified deferred compensation subject to the provisions of Section 409A of the Code. The terms and conditions of Stock Appreciation Right Award Agreements need not be identical, but each Award Agreement shall include (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) the substance of each of the following provisions:

9.2.1 Stand-Alone SARs. Stand-alone SARs shall cover a specified number of underlying shares of Common Stock and shall be redeemable upon such terms and conditions as the Board may establish. Upon redemption of the stand-alone SAR, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess, if any, of (i) the aggregate Fair Market Value on the redemption date of the Shares underlying the redeemed right over (ii) the aggregate base price of such underlying Shares at the time of grant. The distribution shall be in cash or Shares as specified in the Award Agreement unless distribution in Shares is necessary to avoid application of Code Section 409A, in which case the distribution shall be in Shares. The number of Shares underlying each stand-alone SAR and the base price of such Shares shall be determined by the Administrator in its sole discretion at the time the stand-alone SAR is granted. In no event, however, may the base price be less than one hundred percent (100%) of the Fair Market Value of the underlying Shares on the grant date.

9.2.2 Stapled SARs. Stapled SARs shall only be granted concurrently with an Option to acquire the same number of Shares as the number of such Shares underlying the stapled SARs. Stapled SARs shall be redeemable upon such terms and conditions as the Administrator may establish and shall grant a Holder the right to elect among (i) the exercise of the concurrently granted Option for Shares, whereupon the number of Shares subject to the stapled SARs shall be reduced by an equivalent number, (ii) the redemption of such stapled SARs in exchange for a distribution from the Company in an amount equal to the excess of the Fair Market Value on the redemption date of the number of vested Shares which the holder redeems over the aggregate base price for such vested Shares, whereupon the number of Shares subject to the concurrently granted Option shall be reduced by any equivalent number, or (iii) a combination of (i) and (ii). The distribution under alternative (ii) shall be in cash or Shares as specified in the Award Agreement unless distribution in Shares is necessary to avoid application of Code Section 409A, in which case the distribution shall be in Shares. Thebase price of such Shares shall be determined by the Administrator at the time the Option and Stapled SAR is granted; however, in no event, may the base price be less (and shall not have potential to become less at any time) than one hundred percent (100%) of the Fair Market Value of the underlying Shares on the grant date.

9.2.3 No Shareholder or Secured Rights. The Holder of an SAR shall have no rights of a stockholder with respect to Shares covered by the SAR unless and until the SAR is exercised and Shares are issued to the Holder. Prior to receipt of a cash distribution or Shares pursuant to an SAR, such Award shall represent an unfunded unsecured contractual obligation of the Company and the Company shall be under no obligation to set aside any Shares or other assets to fund such obligation. Prior to vesting and exercise, the Holder shall have no greater claim to the Shares underlying such SAR or any other assets of the Company than any other unsecured general creditor and such rights may not be sold, pledged, assigned, transferred or encumbered in any manner other than by will or by the laws of intestate succession as provided in Section 11.

9.3 Performance Stock.

9.3.1 Performance Stock Awards. The Administrator may make Performance Stock Awards entitling recipients to acquire shares of Stock upon the attainment of specified performance goals. The Administrator may make Performance Stock Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator, in its sole discretion, shall determine the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Stock.

9.3.2 Award Agreement. Performance Stock shall be granted under an Award Agreement referring to the terms, conditions, and restrictions applicable to the vesting of such Performance Stock and specifying the time that stock certificates shall be issued. If stock is issued prior to satisfaction of all performance criteria or if the stock issued upon satisfaction of performance criteria is otherwise subject to further restrictions, such Restricted Stock shall be evidenced by certificates registered in the name of the Holder and bearing an appropriate legend referring to the terms, conditions, and restrictions applicable to such stock.

9.3.3 No Deferral Provisions. Notwithstanding anything herein to the contrary, a Performance Stock Award shall provide for prompt issuance of Shares upon vesting of the Award and shall not include any deferral of issuance and/or of compensation recognition after vesting which would cause the Award to constitute a deferral of compensation subject to Section 409A of the Code. The Administrator may at any time accelerate or waive any or all of the goals, restrictions or conditions imposed under any Performance Stock Award.

9.3.4 No Shareholder or Secured Rights. A Holder shall be entitled to receive a stock certificate evidencing the acquisition of Shares under a Performance Stock Award only upon satisfaction of all conditions specified in the Award Agreement evidencing the Award. A Holder receiving a Performance Stock Award shall have no rights of a stockholder as to Shares covered by such Award unless and until such Shares are issued to the Holder under the Plan. Prior to receipt of the Shares underlying such Award, a Performance Stock Award shall represent no more than an unfunded unsecured contractual obligation of the Company and the Company shall be under no obligation to set aside any assets to fund such Award. Prior to vesting and issuance of the Shares, the Holder shall have no greater claim to the Common Stock underlying such Award or any other assets of the Company than any other unsecured general creditor and such rights may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession as provided in Section 11.

10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR ASSET SALE.

10.1 Corporate Transaction or Capitalization Event. In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(a) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted (including, but not limited to, adjustments of the limitations in Section 3 on the maximum number and kind of Shares which may be issued and adjustments of the maximum number of Shares that may be purchased by any Holder in any calendar year pursuant to Section 5.3);

(b) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

(c) the grant, exercise price or base price with respect to any Award.

10.2 Administrative Discretion. In the event of any transaction or event described in subsection (a) hereof, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan or to facilitate such transaction or event:

(a) To provide for either the purchase of any such Award or Restricted Stock for an amount of cash equal to the amount that could have been obtained upon the exercise or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested, or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(b) To provide that such Award shall be exercisable or vested as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(c) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(d) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards or Awards which may be granted in the future; or

(e) To provide that immediately upon the consummation of such event, such Award shall terminate; provided, that for a specified period of time prior to such event, such Award shall be fully vested and exercisable as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award Agreement.

(f) Subject to limitations set forth in the Plan, the Administrator may, in its sole discretion, include such further provisions and limitations in any Award Agreement or certificate, as it may deem appropriate.

(g) Notwithstanding the terms of subsection (b) above, if the Company undergoes an Acquisition, then any surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume any Award outstanding under the Plan for the acquiring entity’s stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection (d)) or may substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection (d)) for those outstanding under the Plan. In the event any surviving corporation or entity or acquiring corporation or entity in an Acquisition, or affiliate of such corporation or entity, does not assume an Award or does not substitute similar stock awards for those outstanding under the Plan, then with respect to (i) Awards held by participants in the Plan whose status as a Service Provider has not terminated prior to such event, the vesting of such Awards shall be accelerated and made fully exercisable and all restrictions thereon shall lapse at least ten (10) days prior to the closing of the Acquisition, and (ii) all Awards outstanding under the Plan shall be terminated if not exercised prior to the closing of the Acquisition.

(h) The existence of the Plan, any Award or Award Agreement hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

11. NON-TRANSFERABILITY OF AWARDS. No Award granted under this Plan may be directly or indirectly sold, pledged, assigned, hypothecated, transferred, disposed of or encumbered in any manner whatsoever, other than by will or by the laws of descent or distribution prior to vesting and exercise (if applicable) under the terms of the Award and may be exercised, during the lifetime of the Service Provider, only by the Service Provider.

12. NO RIGHT TO CONTINUED EMPLOYMENT OR SERVICE. Nothing in this Plan shall confer upon any Service Provider any right with respect to continuation of employment by or consultancy to the Company, nor shall it interfere in any way with the Company’s or any Subsidiary’s right to terminate any Service Provider’s employment or consultancy at any time, with or without cause and with or without prior notice.

13. TERM OF PLAN. The Plan shall become effective upon its initial adoption by the Board and shall continue in effect until it is terminated under Section 15. No Award may be issued under the Plan after the tenth (10th) anniversary of the earlier of (i) the date upon which the Plan is adopted by the Board or (ii) the date the Plan is approved by the shareholders.

14. TIME OF GRANTING OF AWARDS. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Award is so granted within a reasonable time after the date of such grant.

15. AMENDMENT AND TERMINATION OF THE PLAN.

15.1 Amendment and Termination. The Board may at any time wholly or partially amend, alter, suspend or terminate the Plan. However, without approval of the Company’s shareholders given within twelve (12) months before or after the action by the Board, no action of the Board may, except as provided in Section 10, increase the limits imposed in Section 3 on the maximum number of Shares which may be issued under the Plan or extend the term of the Plan under Section 13.

15.2 Shareholder Approval. The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

15.3 Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Holder, unless mutually agreed otherwise between the Holder and the Administrator, which agreement must be in writing and signed by the Holder and the Company; provided however, that the foregoing shall not limit the authority of the Administrator to exercise all authority and discretion conveyed to it herein or in any Award Agreement. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

16. SHAREHOLDER APPROVAL. The Plan shall be submitted for the approval of the Company’s shareholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such shareholder approval, provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse prior to the time when the Plan is approved by the shareholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

17. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19. GOVERNING LAW. The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of New York without regard to otherwise governing principles of conflicts of law.

* * * * * * *

I hereby certify that the Plan was duly adopted by the Board of Directors of the Company on _______________, ____.

Executed at ________________________, _______________ on this ____ day of ____________, ____.

By:________________________________
Name:______________________________
Title:_______________________________

* * * * * * *

I hereby certify that the foregoing Plan was approved by the shareholders of the Company on _______________, ____.

Executed at ______________________, _________________ on this ____ day of _____________, ____.

SAMPLE
EQUITY INCENTIVE PLAN
STOCK OPTION AGREEMENT

Comtech Group, Inc. (the “Company”), pursuant to its 2006 Equity Incentive Plan (the “Plan”), hereby grants to the Optionee listed below (“Optionee”), an option to purchase the number of shares of the Company’s Common Stock set forth below, subject to the terms and conditions of the Plan and this Stock Option Agreement. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Agreement.

I.	NOTICE OF STOCK OPTION GRANT

Optionee:	[__________]
Type of Option Date of Stock Option Agreement:	[Non-Qualified or Incentive Stock Option] [__________]
Date of Grant:	[__________]
Vesting Date or Schedule:	[__________]
Exercise Price per Share:	$[not less than 100% of the Fair Market Value as of the Date of Grant]
Total Number of Shares Granted:	[__________]
Total Exercise Price:	$[Exercise Price per Share times Total Number of Shares Granted]
Term/Expiration Date:	[No later than tenth anniversary of the Date of Grant]

II.	OPTION AGREEMENT

1. Grant of Option. The Company hereby grants to you an Option to purchase the Common Stock (the “Shares”) set forth in Section I above, at the exercise price per share set forth in Section I above (the “Exercise Price”). Notwithstanding anything to the contrary anywhere else in this Option Agreement, this grant of an Option is subject to the terms, definitions and provisions of the Plan adopted by the Company, which is incorporated herein by reference.

2. Vesting. Subject to the limitations contained herein, your Option will vest as provided in your Grant Notice, provided that vesting will cease upon the termination of your ceasing to be a Service Provider.

3. Number of Shares And Exercise Price. The number of shares of Common Stock subject to your Option and/or your Exercise Price per share referenced in your Grant Notice may be adjusted from time to time for various adjustments in the Company’s equity capital structure, as provided in the Plan.

4. Method of Payment. Payment of the Exercise Price shall be by any of the methods of payment provided for under the Plan.

5. Whole Shares. You may exercise your Option only for whole shares of Common Stock.

6. Securities Law Compliance. Notwithstanding anything to the contrary contained herein, you may not exercise your Option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your Option must also comply with other Applicable Laws governing your Option, and you may not exercise your Option if the Company determines that such exercise would not be in material compliance with Applicable Laws.

7. Term. You may not exercise your Option before the commencement of its term on the Date of Grant or after its term expires. Subject to the provisions of the Plan and this Stock Option Agreement, you may exercise all or any part of the vested portion of the Option at any time prior to the earliest to occur of:

(a) the date on which you cease to be a Service Provider as a result of your termination for “Cause”; provided, that for purposes of this Stock Option Agreement “Cause” shall have the meaning ascribed to it in any written employment agreement between you and the Company, or any Parent or Subsidiary, or, if no such agreement exists or such agreement does not contain a definition of Cause, then Cause shall have the definition give to such term under the Plan;

(b) three (3) months after the termination of your service for any reason other than your death, disability, or termination for Cause;

(c) twelve (12) months after the termination of your service due to your disability;

(d) twelve (12) months after the termination of your service due to your death; or

(e) the Option Expiration Date specified in the Grant Notice.

Notwithstanding the foregoing, if the exercise of your Option within the applicable time periods set forth in this Section is prevented for any reason, your Option shall not expire before the date that is thirty (30) days after the date that you are notified by the Company that the Option is again exercisable, but in any event no later than the Expiration Date indicated in your Grant Notice; provided, however, that if the Grant Notice designates your Option as an Incentive Stock Option, and if any such extension causes the term of your Option to exceed the maximum term allowable for Incentive Stock Options, your Option shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Non-Qualified Stock Option.

8. Exercise Procedures. Subject to the other relevant terms and conditions of the Plan and this Stock Option Agreement, you may exercise the vested portion of your Option during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the Exercise Price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then reasonably require. By exercising your Option you agree that, as a condition to any exercise of your Option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of your Option, or (2) other applicable events.

9. Limitations on Transfer of Options. Your Option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your Option.

10. Option Not an Employment Contract. Your Option is not an employment or service contract, and nothing in your Option shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of the Company or any Parent or Subsidiary in any capacity.

11. Notices. Any notices provided for in your Option or the Plan shall be given in writing and shall be deemed given and effective upon the occurrence of (a) the signing by the recipient of an acknowledgement of receipt form accompanying delivery through the U.S. mail sent by certified mail, return receipt requested, (b) delivery to the recipient’s address by overnight delivery (e.g., FedEx, UPS, or DHL) or other commercial delivery service, or (c) delivery in person or by personal courier.

12. Option Subject Plan Document. Your Option is subject to all of the provisions of the Plan, the provisions of which are hereby made a part of your Option, and is further subject to all interpretations, amendments, rules and regulations that may from time to time be promulgated and adopted pursuant to the Plan, to the extent not inconsistent with the terms of this Stock Option Agreement according to the standard set forth in the second paragraph of this Stock Option Agreement.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

COMPANY

By:__________________________________

Name:________________________________

Title:_________________________________

Optionee acknowledges and agrees that the vesting of shares pursuant to this Option Agreement is earned only by continuing service with the Company [and/or other specified performance measures] (not through the act of being hired, being granted or acquiring shares hereunder). Optionee further acknowledges and agrees that nothing in the Agreement, not in the Plan shall confer upon the Optionee any right to continue in the service of the Company, nor shall it interfere in any way with Optionee’s right or the Company’s right to terminate Optionee’s service at any time, with or without Cause.

Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof. Optionee hereby accepts this Option subject to all of the terms and provisions hereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:__________________	_____________________________________
[OPTIONEE]

Residence Address:

SAMPLE
NOTICE OF EXERCISE

Comtech Group, Inc. [Address]	Date of Exercise:

Ladies and Gentlemen:

This constitutes notice under my stock Option that I elect to purchase the number of Shares for the price set forth below.

Type of Option (check one):	Incentive / Non-Qualified

Stock Option dated:

Number of Shares as to which Option is exercised:

Certificates to be issued in name of:

Total exercise price:	$

Cash payment delivered herewith:	$

By this exercise, I agree (i) to execute or provide such additional documents as Comtech Group, Inc. (the “Company”) may reasonably require pursuant to the terms of this Notice of Exercise and the Company’s 2006 Equity Incentive Plan (the “Plan”), and (ii) to provide for the payment by me to the Company (in the manner designated by the Company) of the Company’s withholding obligation, if any, relating to the exercise of this Option.

Very truly yours,

____________________________
Option Holder

SAMPLE
EQUITY INCENTIVE PLAN
RESTRICTED STOCK AWARD AGREEMENT

This Restricted Stock Award Agreement (“Agreement”) is made and entered into as of ________________ by and between Comtech Group, Inc. (the “Company”) and ______________________________ (“Service Provider”). Unless otherwise specified herein, all capitalized terms in this Agreement shall have the same meaning ascribed to them under the Company’s 2006 Equity Incentive Plan (“Plan”).

WHEREAS, the Company has authorized the issuance of shares of the Company’s Common Stock to Service Provider, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the promises and the undertakings of the parties hereto contained in this Agreement, it is hereby agreed as follows:

1. The Company hereby issues to Service Provider __________ Shares on the terms and conditions as set forth in this Agreement and the Plan.

2. As consideration for the issuance of the Shares, the Service Provider agrees to remain in the service of the Company, on a full time basis, for period of ___________ years immediately following the date of this Agreement (the “Vesting Period”) and, during such period, to render faithful and efficient services to the Company, with such duties and responsibilities as the Company shall from time to time prescribe. Notwithstanding anything to the contrary contained in this Agreement, nothing in the Plan or this Agreement shall confer upon Service Provider any right to continue in the service of the Company or any Parent or Subsidiary, or shall interfere or restrict in any way the rights of the Company, Parent or Subsidiary, which rights are hereby expressly reserved, to discharge the Service Provider at any time for any reason whatsoever, with or without good cause. [This section should also specify any performance measures that may be applicable.]

3. The certificate representing the shares shall be held by the Company in escrow (“Escrow”) upon the following terms and conditions:

(a) Provided that Service Provider complies with the requirements of Paragraph 2 above during the entire Vesting Period, the Shares shall become fully vested at that time and the certificate representing the shares shall be released to Employee at the end of the Vesting Period.

(b) Subject to the remaining terms and conditions of this Paragraph 3, in the event that the Service Provider does not comply with the requirements of Paragraph 2 above, the Service Provider shall not be entitled to receive any of the Shares, the certificate shall be cancelled, the Shares shall be retired by the Company and Service Provider shall have no further rights under this Agreement.

(c) In the event that during the Vesting Period, the Service Provider’s service relationship with the Company is terminated as a result of death, disability or by the Company without Cause, the Company shall release from the Escrow an amount of Shares in proportion to the amount of time that Service Provider provided full time service during the Escrow Term. For example, if Service Provider was employed for one year during the Escrow Term [and applicable performance measures were met], then Service Provider shall receive one-fourth of the Shares held in the Escrow. The remaining Shares held in the Escrow shall be retired by the Company. For purposes of this Agreement “Cause” shall have the meaning ascribed to it in any written employment agreement between you and the Company, or any Parent or Subsidiary, or, if no such agreement exists or such agreement does not contain a definition of Cause, then Cause shall have the definition provided under the Plan.

(d) During the Escrow Term, in the event that the Company issues a cash dividend to its stockholders, the Service Provider shall be entitled to receive such cash dividends as it relates to the Shares held in the Escrow on the record date for such cash dividends.

(e) During the Escrow Term, the Service Provider shall have the right to vote those Shares that are held in the Escrow.

(f) If, during the Escrow Term, the Company’s common stock is changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split up, stock dividend or combination of Shares, the Administrator shall make an appropriate and equitable adjustment in the number of the Shares then held in the Escrow as well as any appropriate substitution of a different security for such Shares. Any such adjustment made by the Company shall be final and binding upon the Service Provider.

(g) During the Escrow Term, Employee may not transfer, pledge or hypothecate any of the Shares held in the Escrow.

4. The following legend shall be placed on the certificate representing the Shares:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ISSUED TO, AND ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE COMPANY’S EQUITY INCENTIVE PLAN AND A CERTAIN RESTRICTED STOCK AGREEMENT, DATED ___________________ ENTERED INTO WITH THE REGISTERED HOLDER OF THIS CERTIFICATE.

5. Upon the release of the Shares from the Escrow, the Service Provider agrees that any subsequent sale or transfer must be in compliance with all applicable federal and state securities laws, as determined in good faith by counsel for the Company.

6. Upon the release of the Shares from the Escrow (or, in the event of a Code Section 83(b) election, at the time of grant), the Service Provider shall pay to the Company in cash all applicable federal, state and local taxes or other amounts which the Company is required to withhold with respect to the issuance or vesting of the Shares.

7. This Agreement and the issuance of the Shares hereunder are made pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan, as it may be construed by the Committee.

8. All notices to the Company shall be given in writing and addressed to the Secretary of the Company and shall be deemed given and effective upon the occurrence of (a) the signing by the recipient of an acknowledgement of receipt form accompanying delivery through the U.S. mail sent by certified mail, return receipt requested, (b) delivery to the recipient’s address by overnight delivery (e.g., FedEx, UPS, or DHL) or other commercial delivery service, or (c) delivery in person or by personal courier.

IN WITNESS WHEREOF, the parties hereto have executed this Restricted Stock Agreement as of the day and year first above written.

COMPANY

By:______________________________

Title:_____________________________

SERVICE PROVIDER

_________________________________

PROXY

COMTECH GROUP, INC.

ANNUAL MEETING OF STOCKHOLDERS

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Jeffrey Kang or Hope Ni as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at Suite 1001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, People’s Republic of China, on December 20, 2006 at 10:00 a.m., Beijing time, and at any adjournments thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present, as indicated below.

1.	Election of Directors

	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLDING AUTHORITY to vote for all nominees listed below	☐

Jeffrey Kang, Hope Ni, Amy Kong, Q.Y. Ma, Frank Zheng.

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee’s name on the line provided below.)

2.    To approve the Company’s 2006 Equity Incentive Plan, which provides for the grant of up to 4,800,000 shares of the Company’s Common Stock pursuant to Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Stock Appreciation Rights, and Performance Stock Awards.

FOR ☐   AGAINST ☐   ABSTAIN ☐

3.    Ratification of the appointment of KPMG as independent auditors.

FOR ☐   AGAINST ☐   ABSTAIN ☐

4.    To transact such other business as may properly come before the meeting or any adjournment thereof.

The shares of Common Stock represented by this proxy will be voted as directed, but if no direction is given, the shares of Common Stock will be voted FOR the election of the nominees, For the approval of the 2006 Equity Incentive Plan and FOR approval of the appointment of KPMG as the independent auditors of the Company.

If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the board of directors knows of no other business to be presented at the meeting.

DATED:______________________, 2006

__________________________________
Signature

__________________________________
Signature if held jointly

(Please date, sign as name appears at the left, and return promptly. If the shares are registered in the names of two or more persons, each person should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee or Guardian, please give full title. Please note any changes in your address alongside the address as it appears in the proxy.)